UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2011

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 — Submission of Matters to a Vote of Security Holders.
(a) On July 15, 2011, Dell Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders at which the Company’s stockholders voted on the seven proposals identified below.
(b) The final voting results with respect to each proposal voted upon at the 2011 Annual Meeting of Stockholders are set forth below. As of the record date for the annual meeting, holders of a total of 1,885,934,467 shares of outstanding common stock were entitled to vote on the proposals.
Proposal 1 — Election of Directors
The stockholders approved the Company’s proposal for the election of ten nominees to the Board of Directors by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting, as set forth below:

	For	Withheld	Broker Non-Votes
James W. Breyer	831,067,812	587,778,032	192,548,142

Donald J. Carty	1,321,182,234	97,663,610	192,548,142

Michael S. Dell	1,384,597,029	34,248,815	192,548,142

William H. Gray, III	1,384,415,183	34,430,661	192,548,142

Gerard J. Kleisterlee	1,403,561,147	15,284,697	192,548,142

Thomas W. Luce, III	1,402,883,525	15,962,319	192,548,142

Klaus S. Luft	1,402,540,199	16,305,645	192,548,142

Alex J. Mandl	1,395,135,913	23,709,931	192,548,142

Shantanu Narayen	1,408,091,491	10,754,353	192,548,142

H. Ross Perot, Jr.	1,400,780,728	18,065,116	192,548,142
There were no abstentions in the election of directors.
Proposal 2 — Ratification of Independent Auditor
The stockholders approved the Company’s proposal for ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2012, as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,596,420,727	12,665,674	2,307,585	—
Proposal 3 — Advisory Vote on Named Executive Officer Compensation
The stockholders approved the Company’s proposal to approve the compensation of its named executive officers as disclosed in the proxy statement for the annual meeting, as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,373,641,486	38,016,237	7,188,121	192,548,142
Proposal 4 — Advisory Vote on Frequency of Holding Future Advisory Votes on Named Executive Officer Compensation
Stockholders holding a majority of the shares of common stock present or represented by proxy at the annual meeting voted for every 1 year as the frequency with which the Company should hold a stockholder advisory vote to approve the compensation of its named executive officers as disclosed in the Company’s annual proxy statement, as set forth below:

1 Year	2 Years	3 Years	Abstentions
1,295,393,307	9,139,628	112,276,476	2,036,433
Stockholder Proposal 1 — Independent Chairman
The stockholders did not approve a stockholder proposal for the Board of Directors to adopt a policy that the Board’s Chairman be an independent director, as set forth below:

For	Against	Abstentions	Broker Non-Votes
539,290,675	875,856,785	3,698,384	192,548,142
Stockholder Proposal 2 — Stockholder Action By Written Consent
The stockholders did not approve a stockholder proposal requesting the Board of Directors to undertake such steps as may be necessary to permit the Company’s stockholders to act by written consent instead of at a meeting of stockholders, as set forth below:

For	Against	Abstentions	Broker Non-Votes
635,671,443	777,663,585	5,510,816	192,548,142
Stockholder Proposal 3 — Declaration of Dividends
The stockholders did not approve a stockholder proposal that the Board of Directors declare a quarterly dividend, as set forth below:

For	Against	Abstentions	Broker Non-Votes
26,647,406	1,384,049,737	8,148,701	192,548,142
(d) In light of the stockholder vote at the 2011 Annual Meeting of Stockholders on proposal 4 as reported above, the Company’s Board of Directors has determined that the Company will include a non-binding, advisory vote in its proxy materials to approve the compensation of its named executive officers as disclosed in such proxy materials (a “say-on-pay vote”) every 1 year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: July 20, 2011	By:	/s/ Janet B. Wright
Janet B. Wright,
Vice President and Assistant Secretary (Duly Authorized Officer)